FNB United Corp. Fourth Quarter 2011 April 6, 2012 Exhibit 99.1

2 Presenters Brian Simpson Chief Executive Officer David Nielsen Executive Vice President and Chief Financial Officer David Lavoie Executive Vice President and Chief Risk Officer

Forward Looking Statements & Other Information
Forward Looking Statements
This presentation contains certain forward-looking statements within the safe harbor rules of the federal securities laws.
These statements generally relate to FNB’s financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking terminology, such as “believes,” “expects,” or “are expected to,” “plans,” “projects,” “goals,” “estimates,” “may,” “should,” “could,” “would,” “intends to,” “outlook” or “anticipates,”
or variations of these and similar words, or by discussions of strategies that involve risks and uncertainties. Forward looking statements are subject to risks and uncertainties, including but not limited to, those described in FNB’s Annual Report on
Form 10-K for the year ended December 31, 2011 under the section entitled “Item 1A, Risk Factors,” and in our quarterly reports on Form 10-Q.  You are cautioned not to place undue reliance on these forward-looking statements, which are subject to numerous assumptions, risks and uncertainties, and which change over time. These forward-looking statements speak only as of the date of this presentation.  Actual results may differ materially from those expressed in or implied by any
forward looking statements contained in this presentation.   We assume no duty to revise or update any forward-looking
statements, except as required by applicable law.
Non-GAAP Financial Measures
In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), FNB management uses and this presentation contains or references, certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis and tangible shareholders equity. FNB believes  these non-GAAP financial measures provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry.
Although FNB believes that these non-GAAP financial measures enhance investors’ understanding of FNB’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in FNB’s Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in FNB’s Quarterly Reports on Forms 10-Q.  A reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is included as an appendix to this presentation.

Key Accomplishments
Recapitalization:
Issued $310 million of common equity
Exchanged $51.5 million of TARP at 75% discount
Settled $12.5 million of Bank preferred and $2.5 million of
Bank subordinated debt at a 65% and 75% discount, respectively
Acquired Bank of Granite Corporation via issuance of 3.375 shares of
FNB common stock for each Granite share
Appointed new management team and Board with extensive
financial services experience
1-for-100 Reverse Stock Split
Completed joint recapitalization and
Merger of FNB and Bank of Granite
on October 21, 2011
Began executing our plans and
strategies
Reduced problem assets by 45%
Launched “Back to Business” strategies:
New governance model balancing risk taking and risk
management
4 lines of business: Commercial, Consumer, Mortgage &
Wealth Management
Established Merger Project Office to execute flawless integration of
CommunityOne and Granite

Operating Highlights
2011 net loss from continuing
operations increased $1.1 million
(1%)
2011 net loss to common
shareholders decreased $42.4 million
(31%)
Gain on retirement of preferred
stock, net of accretion and
dividends of $44.6
4Q 2011 net loss from continuing
operations increased $16.7 million
(121%)
4Q 2011 net loss to common
shareholders decreased $32.1 million
(214%)
Gain on retirement of preferred
stock, net of accretion and
dividends of $47.8 million in 4Q
2011
Annual Performance Summary
Dollars in thousands except per share data
2009 2010 2011
Net loss from continuing operations (102,561) $     (130,421) $     (131,518) $
Net loss to common shareholders (104,567)       (135,121)       (92,722)
Net loss to common shareholders per share (915.89)         (1,182.79)      (22.09)
Quarterly Performance Summary
1
Dollars in thousands except per share data
4Q 2010 3Q 2011 4Q 2011
Net loss from continuing operations (47,207) $      (13,890) $      (30,628) $
Net (loss)/income to common shareholders (49,307)         (15,023)         17,090
Net (loss)/income to common shareholders per share (431.62)         (131.41)         1.05
      1 Quarterly data unaudited
December 31,

Annual Operating Results
Net interest income declined $12.1
million (23%) to $39.6 million
Average yield on earning assets
declined 81 bps (18%)
Average earning assets declined
$123 million (7%)
Provision expense declined $65.3
million on improved asset quality
Non-interest expense increased
$49.3 million (65%)
$36.9 million increase in OREO
expenses from asset resolution
efforts
Includes $4.0 million Granite
expenses for 71 days
Net interest margin declined 52 bps
from 2.81% to 2.29%
Impact of NPLs and holding
additional cash positions
Improved funding mix and decline
in cost of acquired deposits
71 days of higher yield on
purchased Granite loans
Annual Results
1
Results of Operations
Dollars in thousands, except per share data
2009 2010 2011
Net interest income
60,535 $        51,650 $        39,555 $
Provision expense (61,509)         (132,755)       (67,362)
Noninterest income 13,442          27,622          21,970
Noninterest expense (111,615)       (75,679)         (125,040)
Net loss from continuing operations
(102,561)       (130,421)       (131,518)
Discontinued operations, net of taxes
865               (1,406)           (5,796)
Preferred stock gain and dividends, net
(2,871)           (3,294)           44,592
Net loss to common shareholders (104,567) $   (135,121) $   (92,722) $
(923.47) $      (1,170.48) $   (20.71) $
Net loss to common shareholders per share (915.89) $      (1,182.79) $   (22.09) $
   Weighted average basic and diluted shares outstanding 114,170 114,240 4,196,926
Average Balances, Yields and Net Interest Margin
Dollars in thousands, except per share data
2009 2010 2011
Average loans
1,591,560 $   1,497,690 $   1,137,817 $
   Average yield 5.21% 4.58% 4.65%
Average earning assets 2,001,328      1,870,389      1,747,402
   Average yield 5.17% 4.45% 3.64%
Average interest bearing liabilities 1,821,804      1,793,310      1,744,943
   Average rate 2.25% 1.71% 1.35%
Net interest margin 3.12% 2.81% 2.29%
Net interest rate spread 2.92% 2.74% 2.29%
      1 Condensed, derived from audited financial statements
Net loss to common shareholders from
   continuing operations per share

Quarterly Operating Results
Net interest income increased $5.7
million (73%) to $13.4 million
Average yield on earning assets
declined 25 bps (7%)
Average earning assets increased
$507 million (33%)
Provision expense declined $0.8
million on improved asset quality
Non-interest expense increased
$19.5 million (84%)
$15.3 million increase in OREO
expenses from asset resolution
efforts
Includes $4.0 million Granite
expenses for 71 days
Net interest margin improved 59 bps
from 2.04% to 2.63%
Impact of reduced NPLs
Improved funding mix and decline
in cost of acquired deposits
71 days of higher yield on
purchased Granite loans
Offset by excess cash positions
Quarterly Results
1
Results of Operations
Dollars in thousands, except per share data
4Q 2010 3Q 2011 4Q 2011
Net interest income
10,867 $        7,739 $         13,417 $
Provision expense
(40,329)         (7,181)           (6,418)
Noninterest income
12,804          10,080          4,908
Noninterest expense
(27,058)         (23,200)         (42,646)
Net loss from continuing operations
(47,207)         (13,890)         (30,628)
Discontinued operations, net of taxes
(1,272)           (40)                (74)
Preferred stock gain and dividends, net
(828)              (1,093)           47,792
Net income (loss) to common shareholders (49,307) $     (15,023) $     17,090 $
(420.47) $      (131.06) $      1.05 $
Net income (loss) to common shareholders per share
(431.61) $      (131.41) $      1.05 $
   Weighted average basic and diluted shares outstanding 114,238             114,320             16,311,834
Average Balances, Yields and Net Interest Margin
Dollars in thousands
4Q 2010 3Q 2011 4Q 2011
Average loans
1,429,311 $   992,096 $      1,154,424
   Average yield 4.18% 4.41% 5.59%
Average earning assets
1,852,342      1,521,652      2,028,332
   Average yield 3.89% 3.50% 3.75%
Average interest bearing liabilities
1,790,873      1,627,217      1,910,164
   Average rate 1.55% 1.37% 1.18%
Net interest margin 2.39% 2.04% 2.63%
Net interest rate spread 2.34% 2.13% 2.56%
      1 Quarterly data unaudited
Net income (loss) to common shareholders from
   continuing operations per share

Noninterest Expense
Noninterest expense increased $19.5
million (84%) from 3Q 2011
OREO expense increased $15.3
million (326%)
Personnel expense increased $2.1
million (32%)
Professional fees increased by
$1.8 million (133%)
Recurring non-credit noninterest
expense increased by $6.6 million
(47%)
Results include $4.0 million for 71
days of Granite activities
Quarterly Results
1
Noninterest Expense
Dollars in thousands
4Q 2010 3Q 2011 4Q 2011
Personnel expense 6,392 $        6,453 $        8,547 $
Net occupancy expense 1,167 1,180 1,450
Furniture, equipment and data processing expense 1,638 1,561 1,868
Professional fees 1,000 1,339 3,117
Stationery, printing and supplies 137 100 154
Advertising and marketing 369 170 139
Other real estate owned expense 8,101 4,685 19,966
Credit/debit card expense 390 434 421
FDIC insurance 2,926 1,461 1,807
Goodwill impairment - - -
Loan collection expense 286 1,220 1,161
Merger-related expense - 2,207 (971)
Mortgage servicing rights impairment 2,995 - -
Prepayment penalty on borrowings - 1,028 577
Loss on sale of loans held for sale - - 1,241
Core deposit intangible amortization 199 199 301
Other expense 1,458 1,163 2,868
Total noninterest expense
27,058 $     23,200 $     42,646 $
Other information:
Other real estate owned expense 8,101 4,685 19,966
Loan collection expense 286 1,220 1,161
Merger-related expense - 2,207 (971)
Mortgage servicing rights impairment 2,995 - -
Prepayment penalty on borrowings - 1,028 577
Loss on sale of loans held for sale - - 1,241
Recurring non-credit noninterest expense
2
15,676 $     14,060 $     20,672 $
FTE Employees
502 462 609
1
Quarterly data unaudited 2 Non-GAAP measure.  Reconciliation included in
Table

Balance Sheet
Total assets increased $506.7 million
(27%)
Purchased Granite October 21,
2011
Cash and interest bearing bank
balances increased $392.8 million
(245%)
Net loans decreased $27.6 million
(2%)
OREO increased $48.0 million
(77%)
Intangible assets increased $7.9
million (190%)
Deposits increased $432.7 million
(26%)
Purchased Granite October 21,
2011
Other borrowings decreased $94.4
million (43%)
Net reduction of $86 million of
FHLB advances in 4Q 2011
Tangible Shareholders' Equity Rollforward
1
Tangible shareholders' equity, December 31, 2010 (33,010) $
Total comprehensive loss (137,592)
Private placement of common stock, net 289,571
Issuance and retirement of preferrred stock, net 1,875
Issuance of common stock for Granite purchase 4,924
Decrease/(increase) in intangible assets, net (7,909)
Dividends, stock compensation expense and Series A preferred conversion, net (926)
Tangible shareholders' equity, December 31, 2011 116,933 $
1
Non-GAAP measure.  See Appendix for reconciliation to GAAP presentation
Balance Sheet
Dollars in thousands
2009 2010 2011
Cash and interest bearing bank balances 27,698 $        160,594 $      553,416 $
Investment securities 326,189         305,331         431,306
Loans, net 1,518,127      1,210,288      1,182,704
Other real estate owned 35,170          62,058          110,009
Intangible assets 4,968            4,173            12,082
Other assets 133,925         120,836         119,346
Assets from discontinued operations 55,219          39,089          245
Total assets 2,101,296 $ 1,902,369 $ 2,409,108 $
Deposits 1,722,128 $   1,696,390 $   2,129,111 $
Borrowings 261,459         218,315         123,910
17,790          14,600          25,980
Liabilities from discontinued operations
1,560            1,901            1,092
Equity 98,359          (28,837)         129,015
Total liabilities and equity 2,101,296 $ 1,902,369 $ 2,409,108 $
Other liabilities
December 31,

Deposits
Deposits increased $432.7 million
(26%)
Purchased Granite October 21,
2011
Managed attrition of higher rate
single service CD customers and
non-relationship public funds CD
customers
Improved deposit mix profile via
management actions and the Granite
acquisition
Indeterminate term core now
represents 51% of deposits, up
from 43% at year end 2010
Increased core deposits from 68% in
2010 to 76% of the total in 2011
Deposits
Dollars in thousands
2009 2010 2011
Noninterest-bearing demand 152,522 $      148,933 $      234,673 $
Interest-bearing demand 226,696         230,084         349,802
Savings 40,723          43,724          68,236
Money market 326,958         312,007         431,790
Brokered 112,340         140,151         112,066
Time deposits < $100,000 381,384         416,098         538,306
Time deposits > $100,000 481,505         405,393         394,238
Total deposits 1,722,128 $ 1,696,390 $ 2,129,111 $
December 31,
Deposit Product Mix
Dollars in thousands
2009 2010 2011
Noninterest-bearing demand 9% 9% 11%
Interest-bearing demand 13% 14% 16%
Savings 2% 3% 3%
Money market 19% 18% 20%
Time deposits < $100,000 22% 25% 25%
Core 66% 68% 76%
Brokered 7% 8% 5%
Time deposits > $100,000 28% 24% 19%
Total deposits 100% 100% 100%
Memo:  Total time deposits 50% 48% 44%
December 31,

Capital and Liquidity
Capital ratios in excess of
Well Capitalized levels at
both banks
Both banks designated as
adequately capitalized by
their regulators at December
31, 2011 because they
remain subject to regulatory
orders
CommunityOne Bank and
Bank of Granite leverage
ratios are currently below
the levels required in
their respective
regulatory orders
The loans to deposits ratio at
December 31, 2011 was 57%
Capital and Liquidity Ratios
Well Regulatory
2009 2010 2011
Capitalized Orders
FNB United Corp
Leverage 5.68% -1.86% 6.70% 5.00% N/A
Tier 1 risk based capital 6.86% -2.56% 11.71% 6.00% N/A
Total risk based capital 10.29% -2.56% 13.81% 10.00% N/A
Tangible common equity/Tangible assets 1.97% -4.92% 4.88% N/A N/A
Loans to deposits 90.76% 76.87% 57.19% N/A N/A
CommunityOne Bank
Leverage 6.60% 0.86% 7.39% 5.00% 9.00%
Tier 1 risk based capital 7.96% 1.18% 13.23% 6.00% N/A
Total risk based capital 10.08% 2.36% 14.52% 10.00% 12.00%
Bank of Granite
Leverage N/A N/A 7.19% 5.00% 8.00%
Tier 1 risk based capital N/A N/A 12.04% 6.00% N/A
Total risk based capital N/A N/A 12.04% 10.00% 12.00%
December 31,

Transaction Overview - Bank of Granite
(dollars in thousands)
2011
(as initially
recorded by
Bank of Granite
Measurement
Period
Fair Value
Adjustments
October 21,
2011
(as recorded by
the Company)
Assets acquired:
Cash and cash equivalents
99,126 $              - $
99,126 $
Investment securities
186,746               (385)
186,361
Loans, net
410,123               (16,470)
393,653
Premises and equipment, net
9,135                   643
9,778
Other real estate owned
21,674                (3,238)
18,436
Bank-owned life insurance
4,432                   -
4,432
Core deposit intangible
-                         4,900
4,900
Other assets
8,052                   (286)
7,766
   Total assets acquired
739,288 $            (14,836) $
724,452 $
Liabilities assumed:
Deposits
716,863 $            2,580 $
719,443 $
Other
3,668                   322
3,990
   Total liabilities assumed
720,531 $            2,902 $
723,433 $
Equity:
   Total shareholders’ equity
18,757 $              (18,757) $
- $
   Total liabilities assumed and shareholders' equity
739,288 $            (15,855) $
723,433 $
Contributed capital
4,924 $
Total liabilities assumed and contributed capital
728,357 $
Goodwill (excess of liabilities assumed and contributed capital over assets acquired)
3,905 $
Total estimated fair value
adjustments of $17.7 million
to assets and liabilities
before goodwill
Estimated fair value of
purchase consideration of
$4.9 million
Recorded estimated fair
value adjustment of $16.5
million on net loans
$34.6 million gross loan
estimated fair value
adjustment, net of $18.1
million allowance

12%
7%
8%
25%
21%
8%
25%
30%
37%
34%
38%
44%
0%
20%
40%
60%
80%
100%
120%
2009 2010 2011
Loans held for sale Commercial and agricultural Real estate-construction
1-4 family residential CRE, OO and NOO Consumer
Loan Portfolio
Significant changes in mix driven by
problem loan resolution
Real estate construction loans fell
from $277 million to $93 million
Residential mortgage loans are
growing
Nonperforming loans reduced
through charge offs, restructure,
foreclosure and asset sales, including
an active note sale program
Process includes early identification
of problems, appropriate recognition
of risk, increased workout staffing,
and actionable correction plans
Particular attention currently on the
acquired portfolio – calling program,
internal & external loan reviews
Loan Portfolio Composition
Loan Portfolio
Dollars in thousands
2009 2010 2011
Loans held for sale 4,567 $         - $                 4,529 $
Loans held for investment:
Commercial and agricultural 194,134         93,747          95,203
Real estate-construction 394,427         276,976         93,044
Real estate-mortgage:
1-4 family residential 398,134         388,859         449,797
Commercial 529,822         494,861         535,957
Consumer 46,504          49,532          43,534
Total loans held for investment 1,563,021      1,303,975      1,217,535
Total loans 1,567,588 $ 1,303,975 $ 1,222,064 $
December 31,

Allowance For Loan Losses
Nonperforming originated loans fell by
68% in a single year
Originated performing and
nonperforming loans are accounted for
under ASC 310-20
ALL established via provision, losses
recognized via charge-offs
ALL of $39.4 million
Acquired performing loans are
accounted for under ASC 310-20
Subject to ALL as FV mark is
accreted
Recorded at FV at acquisition date,
$3.7 million mark
Purchased loans, both performing and
impaired, are accounted for under ASC
310-30 (SOP-03-3)
Excluded from ALL;  Deficit of
expected cash flows below carrying
value recorded as net charge-offs
Recorded at FV at acquisition date,
$31.9 million non-accretable
difference
Loan Portfolio By ALL Methodology
$1,393
$974
$742
$174
$330
$106
$65
$39
$269
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2009 2010 2011
Originated Originated nonperforming Acquired impaired (PCI)
Acquired performing Acquired performing (PCI)

Asset Quality
Lending process strengthened through
dual-signature approval system, new
credit policies, and creation of an
internal loan review function
ALL declined by 58% in 2011 due to
improvement in portfolio quality
achieved through problem loan
resolution
Acquired portfolio has been marked
to FMV and carried as performing
loans
Real estate construction loans
reduced to 8% of total loans, but
continue to represent 32% of
nonperforming loans
Asset Quality
Dollars in thousands
2009 2010 2011
Allowance for Loan Loss (ALL) 49,229 $        93,687 $        39,360 $
Non-accretable difference on purchased loans -                    -                    31,938
Nonperforming loans/Total loans held for investment 11.2% 25.3% 8.7%
Nonperforming Assets/Total loans plus OREO 13.1% 28.7% 16.3%
Net charge-offs/Average loans 3.0% 5.9% 10.7%
ALL/Total loans 3.1% 7.2% 3.2%
ALL+Non-accretable difference/Total loans 3.1% 7.2% 5.9%
December 31,
Nonperforming Loans
NPL % NPL % of NPLs
Commercial and agricultural 4,941 $         5.2% 5%
Real estate - construction 34,051          36.6% 32%
Real estate - mortgage:
1-4 family residential 26,857          6.0% 25%
Commercial 39,874          7.4% 38%
Consumer 250               0.6% 0%
Total 105,973 $    8.7% 100%
December 31, 2011

Non-Performing Assets
Nonperforming loans previously
concentrated in Real Estate
Construction and Commercial RE
mortgages were largely resolved
during 2011
OREO, the final stage of resolution for
many problem loans, has become a
significant part of nonperforming
assets
OREO staffing and processes have
been strengthened
OREO offered for sale through
workout staff, real estate brokers and
through our OREO sale data site
An OREO financing program has been
recently introduced
OREO assets are carried at market
value based on current appraised
value
As of December 31, 2011, almost 20%
of OREO was under contract for sale
and carried at the projected net sales
proceeds
Nonperforming Loans and OREO
Dollars in thousands
2009 2010 2011
Commercial and agricultural 4,816 $         13,322 $        4,941 $
Real estate - construction 103,478         144,817         34,051
Real estate - mortgage:
1-4 family residential 27,907          39,161          26,857
Commercial 38,175          132,246         39,874
Consumer 38                  340               250
Total 174,414 $    329,886 $    105,973 $
OREO, other foreclosed assets and disc ops assets 35,238          62,364          110,386
Total nonperforming assets 209,652 $    392,250 $    216,359 $
December 31,
Nonperforming Loans
2009 2010 2011
Commercial and agricultural 3% 4% 5%
Real estate - construction 59% 44% 32%
Real estate - mortgage:
1-4 family residential 16% 12% 25%
Commercial 22% 40% 38%
Consumer 0% 0% 0%
Total 100% 100% 100%
December 31,

BOONE
WINSTON SALEM
GREENSBORO
HIGH POINT
DURHAM
RALEIGH
HICKORY
ASHEBORO
CHARLOTTE
PINEHURST
77
73
85
40
85
40

FNB United Profile
2nd largest Community Bank
headquartered in North Carolina
Merger of two 100+ year old
community banks
Assets of $2.4 billion
Deposits of $2.1 billion
110,000+ customers
63 branches in central and western
North Carolina
Market capitalization at March
30,2011 was $400 million
CommunityOne and Bank of Granite Branches

2012 Key Priorities and Strategies
Complete the credit clean up
Individualized workout strategies
Active liquidation efforts
Early action to stem down-migration
Strong loan review function
Get the banks “Back to Business”
4 Lines of Business based on customer segments: Mortgage, Commercial, Consumer and Wealth
Leadership, sales and credit officer changes completed
Enhanced sales and credit training underway
Established clear calling, production and revenue goals, with company-wide referral tracking
Integrate Bank of Granite flawlessly
Established Merger Project Office with clearly articulated guiding principals
Robust planning processes: target environment design, detailed task plans, readiness assessments, testing and mock conversions
Key product, vendor and network decisions complete

Appendix

Non-GAAP Measures
Reconciliation of Non-GAAP Measures
Dollars in thousands
2010 2011
Total shareholders' equity (28,837) $     129,015 $
Less:
Goodwill -                    (3,905)
Core deposit and other intangibles (4,173)           (8,177)
Tangible shareholders' equity (33,010) $     116,933 $
Reconciles non-GAAP measures to
the most directly comparable GAAP
measure